EXHIBIT 1(a)




                               MONTANA POWER CAPITAL I

      Cumulative Quarterly Income Preferred Securities, Series A (QUIPSsm)*[FN]

     [FN]
          * QUIPS is a service mark of Goldman, Sachs & Co.
     [TXT]



                                UNDERWRITING AGREEMENT
                                ----------------------


                                                      Dated:   As set forth on
                                                               Schedule I hereto


     To the Representatives named on the
     signature page hereof of the several
     Underwriters named on Schedule I hereto.


     c/o  Goldman, Sachs & Co.
          85 Broad Street
          New York, NY  10004


     Ladies and Gentlemen:

               The Montana Power Company, a Montana corporation (the "Company"), and its financing subsidiary, Montana Power Capital I, a Delaware business trust (the "Trust", and, hereinafter, together with the Company, the "Offerors"), propose that the Trust issue and sell severally to the several underwriters named on Schedule I hereto (the "Underwriters"), the Trust's Cumulative Quarterly Income Preferred Securities, with the terms and in the liquidation preference amount specified in Schedule I hereto (the "Preferred Securities"), and hereby confirms its agreement with the several Underwriters as follows:

               1.   Description of Preferred Securities.  The Offerors propose
                    -----------------------------------
     that the Trust issue the Preferred Securities pursuant to an Amended and Restated Trust Agreement, among The Bank of New York, as Property Trustee, The Bank of New York (Delaware) as Delaware Trustee and three employees of the Company as Administrative Trustees, in substantially the form heretofore delivered to you, said Agreement being hereinafter referred to as the "Trust Agreement". In connection with the issuance of the Preferred Securities, the Company proposes (i) to issue its Junior Subordinated Deferrable Interest Debentures (the "Debentures") pursuant to an Indenture, dated as of ________ 1, 1996, between the Company and The Bank of New York, as trustee (the "Indenture") and (ii) to guarantee the Preferred Securities pursuant a Guarantee Agreement between the Company and The Bank of New York, as guarantee trustee (the "Guarantee"), to the extent described therein.

          2.  Representations and Warranties of the Offerors.  The Offerors
              ----------------------------------------------
     represent, warrant and agree that:

             (a)  The Company and each of its principal subsidiaries (i.e.,
                                                                      ---
     Entech, Inc., Western Energy Company, Northwestern Resources Company, North American Resources Company and Continental Energy Services, Inc.) (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation with full corporate power and authority to own and operate their properties and to conduct the businesses in which they are now engaged, as described in the Prospectus referred to below; the Company and its Subsidiaries are duly qualified to do business as foreign corporations and are in good standing in all other jurisdictions in the United States and in Canada in which such qualification is required; and all of the outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company, subject to no mortgage, pledge, lien, charge or other encumbrance.

             (b) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and Prospectus, to issue and sell the common securities (the "Common Securities") and Preferred Securities (collectively, the "Trust Securities"), and to enter into and perform its obligations under this Agreement and the Trust Securities and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Date of Delivery (as hereinafter defined) will not be, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Date of Delivery will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

             (c) A registration statement on Form S-3 as described on Schedule I hereto with respect to the Preferred Securities, a like amount of Debentures and the Guarantee (the "Registered Securities") including a prospectus, has been prepared by the Offerors in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission under the Act and has become effective, and, to the knowledge of the Company, no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Copies of said registration statement have heretofore been delivered to you, as Representatives. Such registration statement, including all exhibits thereto, in the form in which it is presently effective, is referred to hereinafter as the "Registration Statement". The prospectus constituting a part of the Registration Statement, as it shall be completed pursuant to Rule 430A under the Act and filed with the Commission pursuant to Rule 424(b) under the Act, is referred to hereinafter as the "Prospectus". The prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement, and as such prospectus shall have been amended or supplemented from time to time prior to the date of the Prospectus, is hereinafter referred to as the "Prepricing Prospectus". Any reference in this Agreement to the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include all documents incorporated therein by reference (the "Incorporated Documents"). In the event of any amendment to the Registration Statement after the date hereof pursuant to the provisions of Paragraph 3 or Paragraph 5 hereof, the term "Registration Statement" also shall mean such Registration Statement as so amended. In the event of any amendment or supplement to the Prospectus pursuant to the provisions of Paragraph 3 or Paragraph 5 hereof, the term "Prospectus" also shall mean such Prospectus as so amended or supplemented.

             (d) When the Registration Statement became effective and at the time of each amendment thereof, if any, the Registration Statement contained, and on the date hereof, the Registration Statement contains, all statements which are required to be stated therein in accordance with, and did and does in all material respects conform with the requirements of, the Act and the Rules and Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Registration Statement, at the time at which it became effective and at the time of each amendment thereof, if any, did not and, on the date hereof, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prepricing Prospectus, on the date the Registration Statement was initially filed and as of the date of any amendment or supplement prior to the date hereof, in all material respects conformed, and the Prospectus, on the date on which it shall be filed with the Commission pursuant to Rule 424(b) under the Act and as of the date of any supplement thereto, in all material respects will conform with the requirements of the Act and the Rules and Regulations, and on such dates any Prepricing Prospectus did not and the Prospectus will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Offerors make no representations or warranties as to information contained in or omitted from any Prepricing Prospectus or the Prospectus in reliance upon written information furnished to the Offerors by, or on behalf of any Underwriter through, you expressly for use in the preparation thereof. The Incorporated Documents conformed on the date of filing or on the date of any amendment thereof in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder.

             (e) Subsequent to the respective dates as of which information is given in the Registration Statement, except as contemplated in the Prospectus, (i) neither of the Offerors nor any of the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, (ii) there has not been any material change in the capital stock or long-term debt of the Company or any of the Subsidiaries, or any material adverse change in the condition (financial or other) of the Company or any of the Subsidiaries, (iii) no material loss or damage (whether or not insured) to the property of the Company or any of the Subsidiaries has been sustained, and (iv) no material legal or governmental proceeding, domestic or foreign, affecting the Company or any of the Subsidiaries or the transactions contemplated by this Agreement, has been instituted or, to the knowledge of the Company, threatened. For purposes of determining materiality under this subparagraph 2(e), the Company and the Subsidiaries shall be considered as one enterprise.

             (f) Price Waterhouse, which have certified the financial statements filed with the Commission as a part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

             (g)(i) The consolidated balance sheets as of December 31, 1995 and 1994 and the consolidated statements of income, cash flows and common shareholders' equity for each of the three years in the period ended December 31, 1995, incorporated by reference in the Prospectus, present fairly, in all material respects, the financial position of the Company and its Subsidiaries at December 31, 1995 and 1994, and the consolidated results of their operations and cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles, and (ii) the interim financial information as of March 31 and June 30, 1996, incorporated by reference in the Prospectus, has been prepared on a basis substantially consistent with that of the consolidated financial statements referred to above and in conformity with generally accepted accounting principles.

             (h) The Company has filed with the Public Service Commission of Montana ("MPSC") an application (the "Application") seeking an appropriate order or orders and the MPSC has issued its order authorizing the issuance and sale of the Debentures, the issuance of the Guarantee and related matters; no other authorization, approval, consent, registration or qualification or other order of any state or Federal governmental authority or agency is required for the valid authorization, issuance or sale of the Debentures or the Preferred Securities, or the issuance of the Guarantee except such as have been obtained under the Act or as may be required under state securities laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters.

             (i) The Preferred Securities have been duly and validly authorized and, when the Preferred Securities shall have been issued and delivered pursuant to this Agreement, the Preferred Securities will have been duly and validly issued and will be fully paid and non-assessable undivided beneficial interests in the assets of the Trust, entitled to the benefits of the Trust Agreement and will conform to the description thereof contained in the Prospectus; holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; the issuance of the Preferred Securities is not subject to preemptive or similar rights.

             (j) The Common Securities have been duly and validly authorized, and, when the Common Securities shall have been issued and delivered to the Company pursuant to this Agreement, the Common Securities will have been duly and validly issued and will be fully paid and non-assessable undivided beneficial interests in the assets of the Trust, entitled to the benefits of the Trust Agreement, and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; on the Date of Delivery, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company, free and clear of all liens, encumbrances, equities or claims.

             (k) The Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered pursuant to this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will conform to the description thereof contained in the Prospectus.

             (l) Each of the Indenture, the Trust Agreement, the Guarantee and the Agreement as to Expenses and Liabilities (the "Expense Agreement") has been duly authorized by the Company, and, when executed and delivered by the Company on the Date of Delivery, each such agreement will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity; each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act and will conform to the description thereof contained in the Prospectus.

             (m) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

             (n) The performance of this Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Company's Articles or by-laws, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party, or by which it or any of its property is bound, or any order, rule or regulation applicable to the Company or any of its Subsidiaries of any court or of any Federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its property.

             (o) Neither of the Offerors is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). This Agreement has been duly authorized, executed and delivered by each of the Offerors.

             (p)  Ellen M. Senechal, __________ and ____________, in their capacities as administrative trustees of the Trust, are employees of the Company and have been duly authorized by the Company to execute and deliver the Trust Agreement.

          3.  Purchase, Sale and Delivery of Preferred Securities; Substitution
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     of Underwriters.
     ---------------

             (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth,
     (i) the Trust shall sell to each of the Underwriters, and each Underwriter shall purchase from the Trust, at the time and place herein specified, severally and not jointly, the respective liquidation preference amount of the Preferred Securities set forth opposite the name of such Underwriter in
     Schedule I attached hereto, at the purchase price or prices set forth in
     Schedule I hereto, and (ii) the Company shall pay to the Underwriters a commission in the amount set forth in Schedule I hereto.

             (b) If on the Date of Delivery, any Underwriter shall fail to purchase the liquidation preference amount of Preferred Securities to be purchased by it in accordance with the terms hereof, and the aggregate liquidation preference amount of Preferred Securities which all such defaulting Underwriters so fail to purchase does not exceed one-eleventh of the total liquidation preference amount of Preferred Securities set forth on Schedule I hereto, the remaining Underwriters shall be obligated severally (in proportion to their respective commitments hereunder except as may otherwise be determined by you) to purchase the liquidation preference amount of Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase.

             (c) If any Underwriter or Underwriters shall so fail to purchase such liquidation preference amount of Preferred Securities and the aggregate liquidation preference amount of Preferred Securities with respect to which such failure or failures occur is more than one-eleventh of the total liquidation preference amount of Preferred Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as shall be determined by you) the liquidation preference amount of Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. In the event that such remaining Underwriters do not on or before the Date of Delivery agree to take up and pay for such liquidation preference amount of Preferred Securities, they shall have the privilege, within 24 hours after such date of substituting another underwriter or underwriters satisfactory to the Company who will agree to take up and pay for such liquidation preference amount of Preferred Securities on the postponed Date of Delivery (determined as provided in Paragraph 3(d)). If the remaining Underwriters shall not have so agreed to take up and pay for such liquidation preference amount of Preferred Securities and shall not have so substituted another underwriter or underwriters, upon termination of such 24 hour period, the Company may during a further period of 24 hours find another underwriter or underwriters, satisfactory to the Representatives, to purchase such liquidation preference amount of Preferred Securities. In case the remaining Underwriters shall not have agreed to take up and pay for such liquidation preference amount of Preferred Securities, and another underwriter or underwriters shall not have been substituted as aforesaid, then this Agreement shall terminate. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except for the costs and expenses to be paid or reimbursed by the Company pursuant to Paragraph 5(g) and except for any liability under Paragraph 8) nor shall any non-defaulting Underwriter be under any liability to the Company (except for any liability under Paragraph 8).

             (d) If the remaining Underwriters shall agree to take up and pay for such liquidation preference amount of Preferred Securities, or another underwriter or underwriters shall be substituted, as aforesaid, (i) the Representatives or the Company shall have the right to fix as a postponed Date of Delivery a date not exceeding seven full business days after the Date of Delivery, and (ii) the respective number of shares of the liquidation preference amount of Preferred Securities to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their respective underwriting obligations for all purposes of this Agreement. Before any such postponed Date of Delivery, any changes which in the opinion of counsel to the Company or of counsel to the Underwriters may be necessary in the Registration Statement or Prospectus or in any other documents or arrangements by reason of such withdrawal or default of any Underwriter shall be effected.

             (e) Nothing herein contained shall relieve any defaulting Underwriter from liability for its default hereunder.

          Payment for the Preferred Securities shall be made at the office of Reid & Priest LLP, 40 West 57th Street, New York, N.Y. and delivery of the Preferred Securities shall be made in New York, New York through the facilities of The Depository Trust Company, at 10:00 A.M., New York Time, on the date set forth on Schedule I hereto (or if The New York Stock Exchange and commercial banks in The City of New York are not open on such day, the next day on which such Exchange and banks are open), or at such other place, time and date as you and the Company may agree in writing, such time and date for delivery and payment being herein referred to as the "Date of Delivery". On the Date of Delivery, the Company shall deliver the Preferred Securities to you as Representatives, for the account of each Underwriter, against payment to the Company of the purchase price of the Preferred Securities, by wire transfer in immediately available funds.
     Time shall be of the essence and delivery as set forth above is a further condition of the obligations of each Underwriter and of the Company. Preferred Securities so delivered shall be registered in the name of Cede & Co., as nominee of The Depository Trust Company.

          The Company agrees to make the Preferred Securities available to you for the purpose of expediting their checking and packaging on behalf of the Underwriters, at the office at which they are to be delivered, not later than 2:00 P.M., on the business day next preceding the Date of Delivery.

          It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company, on behalf of any Underwriter, for the Preferred Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

          4.  Offering by Underwriters.  The several Underwriters propose to
              ------------------------
     offer the Preferred Securities for sale as set forth in the Prospectus.

          5.  Covenants of the Offerors.  The Offerors, jointly and severally,
              -------------------------
     covenant and agree with the several Underwriters that:

             (a) The Offerors will not file any amendment to the Registration Statement or supplement to the Prospectus of which you have not been advised and furnished with a copy, or to which you have reasonably objected in writing.

             (b) The Offerors will advise you promptly of any request of the Commission for an amendment to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and the Offerors will use best efforts to prevent the issuance of any such stop order or to obtain as soon as possible the lifting thereof, if issued. The Offerors will advise you promptly of any order or communication of any public authority addressed to the Offerors suspending or threatening to suspend qualification of the Preferred Securities for sale in any jurisdiction.

             (c) If at any time when, to the knowledge of either of the Offerors, a prospectus relating to the Preferred Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Offerors will promptly notify you thereof and, if such event occurs within nine months after the effective date of the Registration Statement, the Offerors will at the cost and expense of the Company amend or supplement the Prospectus in order to correct such statement or omission and in order that the Prospectus as so amended or supplemented will comply with the requirements of Section 10(a)(1) of the Act. In case any Underwriter is required to deliver a prospectus relating to the Preferred Securities more than nine months after the date of this Agreement, the Offerors will, at the expense of the Underwriter requesting the same, prepare promptly such prospectus or prospectuses and thereafter amend or supplement the same as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

             (d) As soon as practicable, the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Act.

             (e) The Offerors will cooperate with the Underwriters in connection with (i) the qualification of the Registered Securities for sale under the securities laws of such jurisdictions as the Representatives may reasonably designate and the continuance of such qualifications in effect so long as required for the distribution of the Preferred Securities, provided that neither of the Offerors shall be required to qualify as a foreign corporation in any jurisdiction or to give a general consent to the service of process or to submit to any requirements which it deems unduly burdensome, and (ii) the determination of the eligibility of the Registered Securities for investment by savings banks, trustees and insurance companies under the laws of such jurisdictions as the Representatives may reasonably designate.

             (f) For a period of five years from the date of this Agreement, the Company will, upon request, deliver to you and to each of the other Underwriters (i) as soon as practicable after the end of each fiscal year, the consolidated financial statements of the Company and its subsidiaries as at the end of and for such year, all in reasonable detail and certified by independent public accountants, (ii) as soon as practicable after the end of each quarterly fiscal period (except for the last quarterly fiscal period of each fiscal year) such consolidated financial statements as at the end of and for such period, all in reasonable detail, (iii) as soon as available, a copy of each report of the Company mailed to stockholders, and
     (iv) from time to time such other information concerning the Company as you may reasonably request. For such period the Company will deliver to you, upon request, as soon as available, a copy of each report of the Company filed publicly with the Commission.

             (g) Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company will pay, or reimburse the Underwriters on demand for, all costs and expenses incident to the performance of the Offerors' obligations under this Agreement, including all expenses incident to the preparation, execution and delivery of the trust agreements with respect to the Trust, the Indenture, the Guarantee, the Expense Agreement and the authorization of the Preferred Securities and their issue and delivery by the Trust, any necessary stamp taxes in connection with the foregoing, the fees and expenses of the Offerors' counsel and accountants, any fee of a rating agency incurred by the Representatives, with the Company's consent, in connection with securing a rating of the Preferred Securities, and the costs and expenses incident to the preparation, printing and filing under the Act of the Registration Statement, each Prepricing Prospectus, the Prospectus and this Agreement and the listing of the Preferred Securities and, if applicable, the Debentures on The New York Stock Exchange ("NYSE") and the registration thereof under the Securities and Exchange Act of 1934 as amended (the "Exchange Act"), and the Company will pay, or reimburse all nondefaulting Underwriters, on demand, for, all fees and disbursements (including fees and disbursements of counsel) incurred by the Offerors or the Underwriters in connection with the qualification of the Registered Securities for sale under state securities laws, the determination of the eligibility of the Registered Securities for investment under the laws of such jurisdictions as the Representatives may reasonably designate and the preparation of "Blue Sky" memoranda in an amount not exceeding $7,500, and the cost of furnishing to the Underwriters copies of "Blue Sky" memoranda, the Registration Statement, each Prepricing Prospectus and the Prospectus and (subject to the provisions of clause (c) of this Paragraph 5) each amended and supplemented prospectus and each prospectus prepared to permit compliance with Section 10(a)(3) of the Act. The Company shall not, however, be required to pay for any of the Representatives' expenses or those of any of the other Underwriters other than as hereinabove set forth; provided that, if this Agreement shall not be consummated because terminated by the Representatives pursuant to either Paragraph 6 or clause
     (c) of the first paragraph of Paragraph 7, or by reason of any failure, refusal or inability on the part of the Offerors to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then and in any such case the Company shall reimburse the Underwriters a maximum of $40,000 to cover all reasonable out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred in connection with marketing the Preferred Securities or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits from the sale by them of the Preferred Securities.

             (h) The Offerors will apply the net proceeds from the sale of the Preferred Securities for the purposes set forth in the Prospectus.

             (i) The Offerors will deliver to each Representative (up to a maximum of three) as promptly as practicable a signed copy of the Registration Statement and all amendments thereto including all exhibits filed therewith and signed consents, certificates and opinions of accountants and of any other persons named in the Registration Statement as having prepared, certified or reviewed any part thereof, and will deliver to the Representatives such number of unsigned copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Representatives may reasonably request. The Offerors will deliver to the Representatives, from time to time, as many copies of each Prepricing Prospectus and the Prospectus, as from time to time amended or supplemented, as the Representatives may reasonably request.

             (j) Each of the Offerors will not offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any other beneficial interests in the assets of the Trust, or any other securities of the Trust or the Company that are substantially similar to the Preferred Securities, including any guarantee of any such beneficial interests or substantially similar securities, or any securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities, without the consent of the Representatives until the earlier to occur of (i) thirty (30) days after the Date of Delivery and (ii) the date of the termination of the trading restrictions on the Preferred Securities, as determined by the Underwriters. The Representatives agree to notify the Offerors of such termination if it occurs prior to the Date of Delivery.

             (k) The Offerors will use their best efforts to cause the Preferred Securities to be duly authorized for listing on the NYSE, subject to notice of issuance, and to be registered under the Exchange Act; if the Preferred Securities are exchanged for Debentures, the Company will use its best efforts to have the Debentures listed on the exchange or other organization on which the Preferred Securities are then listed, and to have the Debentures registered under the Exchange Act.

          6.  Conditions of the Obligations of the Underwriters.  The respective
              -------------------------------------------------
     obligations of the several Underwriters hereunder shall be subject to the accuracy of, and compliance with, at and as of the Date of Delivery, the representations, warranties and agreements of the Offerors herein contained and to the following additional terms and conditions:

             (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued at or before the Date of Delivery and no proceeding for that purpose shall prior to that time have been initiated or, to the knowledge of the Company, threatened by the Commission; any request for additional information on the part of the Commission to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters ("Underwriters' Counsel"); and no amendment to the Registration Statement or supplement to the Prospectus shall have been filed hereafter to which you shall have reasonably objected, in writing, after having received reasonable notice.

             (b) Prior to the Date of Delivery, there shall have been issued, and at the Date of Delivery there shall be in full force and effect, an appropriate order or orders of the Public Service Commission of Montana (the "Order") permitting the issuance and sale of the Debentures and the undertaking of the Company of the Guarantee on the terms and conditions herein set forth or contemplated hereby, and containing no provision reasonably unacceptable to the Representatives (it being understood that no such Order in effect on the date of this Agreement contains any such unacceptable provision).

             (c) On the Date of Delivery, you shall have received the opinion of Michael E. Zimmerman, Esq., General Counsel for the Company, dated as of such date, to the effect that:

                (i) The Company and the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation, with full corporate power and authority to own and operate their properties and conduct the businesses in which they are now engaged as described in the Prospectus; the Company and the Subsidiaries are duly qualified to do business as foreign corporations and are in good standing in all other jurisdictions in the United States and in Canada in which such qualification is required; and all of the outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company, subject to no mortgage, pledge, lien, charge or other encumbrance;

                (ii) The Company and the Subsidiaries have valid and subsisting franchise rights, licenses, permits, and other authorizations, free from any restrictions or conditions which are unusual or unduly burdensome, sufficient for the ownership of their properties and the conduct of the businesses in which they are now engaged as described in the Prospectus;

                (iii) The Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; the Registration Statement and the Prospectus (excluding the Incorporated Documents) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that such counsel need express no opinion as to the financial statements and other financial or statistical data contained therein); and the Incorporated Documents as of their respective dates of filing and amendment complied as to form (except as aforesaid) in all material respects with the requirements of the Exchange Act and the rules and reg-ulations issued thereunder;

                (iv) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                (v) The Debentures have been duly authorized, executed and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                (vi) The Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                (vii) The Order, to the best of the knowledge of such counsel, is in full force and effect, and authorizes the issuance and sale of the Debentures and the undertaking of the Company of the Guarantee in conformity with this Agreement; no other authorization, approval, consent, registration, qualification or other order of or with any governmental authority is required for the authorization of the issuance or sale of the Debentures and the undertaking of the Company of the Guarantee in conformity with the Order by the Company pursuant to the terms of this Agreement, except such as have been obtained under the Act or as may be required under state securities laws in connection with the purchase and distribution of the interests in the Debentures and the Guarantee by the Underwriters; and the Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935 as amended;

                (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                (ix) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's charter or bylaws, or any indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company is a party or by which it or any of its property is bound, or any order, rule or regulation known to such counsel applicable to the Company of any court or of any governmental agency or body having jurisdiction over the Company or its property; and

                (x) All of the issued and outstanding Common Securities are owned of record by the Company free and clear of any lien.

                (xi) Neither of the Offerors is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

                (xii) The opinions, if any, of local counsel relied on in giving the foregoing opinions (1) are satisfactory in form and scope to such counsel and (2) you are justified in relying thereon.

          In addition, such counsel shall advise that (1) he has no reason to believe that the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus (including the Incorporated Documents) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (2) the statements made in the Registration Statement and the Prospectus under the captions "Description of the Preferred Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee," and "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee" have been reviewed by such counsel and, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents; and (3) he does not know of any legal or governmental proceeding required to be described in the Prospectus which is not described as required, nor of any contract or document of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; provided, however, that such opinion may (a) state that, insofar as the advice required by clause (l) in this paragraph depends upon the accuracy of the Registration Statement and Prospectus, it is based upon a general review with the Company's representatives and independent accountants of the information contained in the Registration Statement and Prospectus, without independent verification by such counsel of the accuracy or completeness of such information, (b) insofar as such opinion relates to matters of law of the States of Idaho, New York, Texas and Wyoming, of the Province of Alberta and of Canada, rely upon opinions, if any, addressed to you and satisfactory in form and scope to you and Underwriters' Counsel, of local counsel, and (c) state that no examination of the certificates representing the Debentures, except a specimen thereof, has been made and that reliance has been placed upon certificates of the transfer agent and registrar for the Debentures as to the issuance and registration thereof.

             (d) On the Date of Delivery, you shall have received from Reid & Priest LLP, Special Counsel to the Company, an opinion in form and substance satisfactory to you, dated as of said date, to the same effect as set forth in clauses (i) (as to the Company and the State of Montana only),
     (iii), (iv), (v), (vi), (vii), (viii), (ix) (as to the Charter, the by-laws, the Company's Mortgage and Deed of Trust dated as of October 1, 1945, and the 1973 Debenture Agreement only) (xi) and (xii) (as to subclause (l) only) of subparagraph (c) above, to the effect that the statements made in the Prospectus under the caption "Certain United States Federal Income Tax Considerations" constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein, and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request. Said opinion shall also include the additional advice (clause (1) only) required by the second paragraph of said subparagraph
     (c). In rendering such opinion, said special counsel may rely upon the opinion of Michael E. Zimmerman, Esq., or the opinions delivered pursuant to or referred to in the second paragraph of subparagraph (c) above with respect to matters of law of the States of Idaho, Montana and Wyoming and such opinion may also incorporate the matters permitted by the proviso contained in the second paragraph of said subparagraph (c).

             (e) On the Date of Delivery, you shall have received the opinion of Richards, Layton and Finger, Special Delaware Counsel to the Offerors, dated as of such date, to the effect that:

                (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to conduct its business as described in the Prospectus.

                (ii) The Trust Agreement is a legal, valid and binding agreement of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

                (iii) Under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all requisite trust action on the part of the Trust.

                (iv) The Preferred Securities have been duly authorized by the Trust Agreement, and when issued and sold in accordance with the Trust Agreement, the Preferred Securities will be, subject to the qualifications set forth in paragraph (v) below, fully paid and nonassessable beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement.

                (v) The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such opinion may note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

                (vi) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive rights.

                (vii) The issuance and sale by the Trust of the Preferred
             Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate
             (a) the Certificate of Trust or the Trust Agreement, or (b) any applicable Delaware law, rule or regulation.

             Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and
     (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

             (f) On the Date of Delivery you shall have received from Milbank, Tweed, Hadley & McCloy, Underwriters' Counsel, an opinion or opinions, in form and substance satisfactory to you, with respect to the incorporation of the Company, and the sufficiency of all such corporate proceedings and other legal matters relating to the Preferred Securities, the Registration Statement, the Prospectus, this Agreement, the Order and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters. In rendering such opinion, Underwriters' Counsel may rely upon the opinion of Michael E. Zimmerman, Esq., as to all matters of law of the State of Montana.

             (g) On the Date of Delivery, you shall have received from Price Waterhouse a letter, dated as of such date, to the effect that:

                (i) They are independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder;

                (ii) In their opinion, the financial statements and financial statement schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and of the published rules and regulations and instructions of the Commission thereunder;

                (iii) On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of (A) a reading of (1) the unaudited interim consolidated financial information of the Company and its Subsidiaries as of March 31 and June 30, 1996, incorporated by reference in the Prospectus, and (2) the most recent unaudited consolidated financial statements of the Company and its Subsidiaries available five business days prior to the date of such letter, not included in the Prospectus, (B) a reading of the minutes of the meetings of the stockholders and boards of directors of the Company and its Subsidiaries for the period from January 1, 1996, to a specified date not more than five business days prior to the date of such letter, and (C) making inquiries of certain officials of the Company responsible for financial and accounting matters regarding the specific matters for which representations are requested below, nothing came to their attention which caused them to believe that (x) the unaudited interim consolidated financial information of the Company and its Subsidiaries as of March 31 and June 30, 1996, incorporated by reference in the Prospectus, was not prepared on a basis substantially consistent with that of the audited consolidated financial statements, incorporated by reference in the Prospectus and in conformity with generally accepted accounting principles, (y) the most recent unaudited con-solidated financial statements of the Company and its Subsidiaries available five business days prior to the date of such letter, not included in the Prospectus, were not prepared on a basis substantially consistent, except that such unaudited consolidated financial statements do not include a consolidated statement of common shareholders' equity or notes to the consolidated financial statements, with that of the audited consolidated financial statements incorporated by reference in the Prospectus, and (z) during the period from the date of the most recent consolidated balance sheet of the Company and its Subsidiaries included or incorporated by reference in the Prospectus to a specified date not more than five business days prior to the date of such letter, there has been any change in the capital stock or long-term debt (other than the issuance of shares of Common Stock under the Company's dividend reinvestment and stock purchase plan, employees' plans, scheduled redemptions of preferred stock or repayments of long-term debt and purchases of debentures for sinking fund purposes) of the Company and its Subsidiaries on a consolidated basis, or any decrease in common shareholders' equity of the Company and its Subsidiaries on a consolidated basis, as compared with amounts shown on said balance sheet, or if unaudited consolidated financial statements for any period subsequent to June 30, 1996 shall be available five business days prior to the date of such letter, during the period from June 30, 1996 to the date of the most recent of such unaudited consolidated financial statements available five business days prior to the date of such letter, there has been any decrease, as compared with the corresponding period in the preceding year, in utility operating revenues, utility operating income, income from utility operations, Entech sales, income from Entech operations, consolidated net income or net income available for common stock, of the Company and its Subsidiaries on a consolidated basis, except in all instances for changes or decreases as set forth in such letter, identifying the same and specifying the amounts thereof, or which the Prospectus discloses have occurred or may occur; and

                (iv) They have performed certain other specified procedures with respect to certain amounts and percentages set forth or incorporated by reference in the Prospectus, as heretofore agreed upon with the Representatives, and have found them to be in agreement with the records of the Company and the computations to be arithmetically correct.

          In the event that the letter referred to above sets forth any change or decrease other than those which the Prospectus discloses have occurred or may occur, it shall be a further condition to the obligations of the Underwriters that you, as Representatives of the Underwriters, shall have determined after discussion with officers of the Company responsible for financial and accounting matters and with Price Waterhouse, that such changes or decreases as are set forth in such letter do not reflect an adverse material change in the capital stock or long-term debt of the Company and its Subsidiaries on a consolidated basis as compared with amounts shown in the most recent consolidated balance sheet of the Company and its Subsidiaries incorporated by reference in the Prospectus, or a material adverse change in the consolidated financial position of the Company and its Subsidiaries from that set forth in said consolidated balance sheet, or a material adverse change in the consolidated results of operations of the Company and its Subsidiaries as compared with their consolidated results of operations for the corresponding period in the fiscal year ended December 31, 1995.

             (h) You shall have received a certificate or certificates, dated the Date of Delivery, of the Chairman of the Board, the President, a Vice President or the Treasurer of the Company to the effect that, to the best of his or her knowledge based on a reasonable investigation, the representations and warranties of the Company in this Agreement are true and correct as though made on and as of the Date of Delivery; the Company has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Company on or prior to the Date of Delivery; and since the most recent date as of which information is given in the Prospectus, except as contemplated by the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or other) of the Company.

             (i) You shall have received a certificate, dated the Date of Delivery, of an authorized representative of the Trust to the effect that, to the best of his or her knowledge based upon a reasonable investigation, the representations and warranties of the Trust in this Agreement are true and correct as though made on and as of the Date of Delivery; the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or prior to the Date of Delivery; and since the most recent date as of which information is given in the Prospectus, except as contemplated by the Prospectus, the Trust has not incurred any material liabilities or obligations, direct of contingent, or entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise) of the Trust.

             (j) On the Date of Delivery you shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.

             (k) On or prior to the Date of Delivery, Moody's Investors Service, Inc. and Standard & Poor's Ratings Group shall have publicly assigned to the Preferred Securities ratings of _____ and _____, respectively, which ratings shall be in full force and effect on the Date of Delivery.

             (l) On or prior to the Date of Delivery, the Preferred Securities shall have been duly listed, subject to notice of issuance, on the NYSE and the Trust's registration statement on Form 8-A relating to the Preferred Securities shall have become effective under the Exchange Act.

          All such opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and scope satisfactory to Underwriters' Counsel. The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may reasonably request.

          If any condition to the Underwriters' obligations hereunder to be satisfied on or prior to the Date of Delivery shall not be so satisfied, the Representatives may terminate this Agreement without liability on the part of any Underwriter or the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Paragraph 5(g) and except for any liability under Paragraph 8.

          7.  Cancellation.  You, as Representatives, by giving notice as
              ------------
     hereinafter specified, may cancel this Agreement prior to the Date of Delivery if, on or after the date of this Agreement and prior to the Date of Delivery, (a) there shall have occurred any general suspension of trading in securities on the New York Stock Exchange or there shall have been established by the New York Stock Exchange or by the Commission or by any Federal or state agency or by the decision of any court, any limitation on prices for such trading or any restrictions on the distribution of securities, all to such a degree as in your judgment would restrict materially a free market for the Preferred Securities, or (b) there shall have occurred an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (b), in the judgment of the Representatives, makes it impracticable or inadvisable for the Underwriters to proceed with the public offering or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Prospectus, or (c) there shall have occurred a material adverse change in the condition (financial or other) of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as first filed pursuant to Rule 424(b) after the Registration Statement shall have become effective, the effect of which is, in the judgment of the Representatives after consultation with the Company, so material and adverse as to make it impracticable or inadvisable for the Underwriters to proceed with the public offering or the delivery of the Preferred Securities on the terms and in the manner contemplated in such Prospectus, or (d) a downgrading shall have occurred in the rating accorded to the Company's preferred stock by either Moody's Investors Service, Inc. or Standard & Poor's Corporation.

          In the event of such cancellation, the Company shall not be under any liability to any Underwriter except for the expenses to be paid by it pursuant to the provisions of Paragraph 5(g) and except for any liability under Paragraph 8, nor shall any Underwriter be under any liability to the Company except for any liability under Paragraph 8.

          8.  Indemnification.  (a)  The Offerors will, jointly and severally,
              ---------------
     indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Prepricing Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Offerors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Prepricing Prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Offerors by, or on behalf of any Underwriter through, you specifically for use therein; and provided further, that the indemnity agreement contained in this subparagraph (a) shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages or liabilities (or actions in respect thereof) arising from the sale of Preferred Securities to any person if a copy of the Prospectus as it then may be amended or supplemented (without the Incorporated Documents, unless previously requested) shall not have been sent or given to such person with or prior to the written confirmation of the sale involved to the extent that the Prospectus as so amended or supplemented, if so sent or delivered, would have cured the defect in any Prepricing Prospectus or the Prospectus giving rise to such losses, claims, damages or liabilities.

             (b) Each Underwriter will indemnify and hold harmless each Offeror, each of its directors, trustees, each of its officers who has signed the Registration Statement and each person, if any, who controls either Offeror within the meaning of the Act, against any losses, claims, damages or liabilities to which either Offeror or any such director, trustee, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Prepricing Prospectus, or in the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Prepricing Prospectus or the Prospectus, in reliance upon and in conformity with written information furnished to the Offerors by, or on behalf of such Underwriter through, you specifically for use therein; and will reimburse each Offeror for any legal or other expenses reasonably incurred by such Offeror or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

             (c) Promptly after receipt by an indemnified party under this Paragraph 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 8. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that such indemnifying party may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, without the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in no event shall such indemnifying party be obligated to retain more than one counsel, in addition to counsel for such indemnifying party, to represent any or all indemnified parties.

             (d) If the indemnification provided for in either Paragraph 8(a) or 8(b) is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in the event the indemnification provided for in Paragraph 8(a) is unavailable or insufficient, in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and each Underwriter on the other from the offering of the Preferred Securities to which such loss, claim, damage or liability (or action in respect thereof) relates, and (ii) in the event of indemnification provided for in Paragraph 8(b) is unavailable or insufficient, in such proportions as shall be appropriate to reflect the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions which shall have resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. If, however, the allocation provided by the immediately preceding sentence with respect to indemnification provided for in Paragraph 8(a) should not be permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each Offeror on the one hand and each Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and each Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Preferred Securities (before deducting expenses) received by the Trust bear to the total underwriting commissions or discounts received by such Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by either Offeror on the one hand or by any Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Offerors and each Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if all Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

             (e) The obligations of the Offerors under this Section 8 shall be in addition to any liability which the Offerors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of each Underwriter under this Section 8 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director and trustee of the Offerors, to each officer of either Offeror who has signed the Registration Statement and to each person, if any, who controls either Offeror within the meaning of the Act.

             (f) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 8.

          9.  Representations and Indemnities to Survive Delivery.  The
              ---------------------------------------------------
     respective indemnities, agreements, representations and warranties and other statements of the Offerors and their officers, directors or trustees and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or either Offeror or any of its officers, directors or trustees or any controlling person, and will survive delivery of and payment for the Preferred Securities.

          10.  Representation of the Representative; Notices.  If any person,
               ---------------------------------------------
     firm or corporation, other than you, shall be listed as an Underwriter on
     Schedule I hereto, you represent and warrant that, as Representatives of the several Underwriters, you are entitled to execute this Agreement on behalf of the several Underwriters and otherwise to act as representatives on their behalf. The Offerors shall be entitled to act and rely upon any request, consent, notice or agreement by you as Representatives of the Underwriters. Any notices by either Offeror to the several Underwriters shall be sufficient if given in writing or by telex, addressed to you, as Representatives, at the address of the Representatives set forth on the first page hereof, and any notice to the Company or the Trust shall be sufficient if given by you as Representatives of the several Underwriters in writing or by telex, addressed to it at 40 East Broadway, Butte, Montana 59701, marked for the attention of the Secretary of the Company.

          11.  Successors.  This Agreement shall inure to the benefit of and be
               ----------
     binding upon the several Underwriters and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the warranties, indemnities and agreements of the Offerors contained in this Agreement shall also be for the benefit of any person or persons, if any, who control(s) any Underwriter or Underwriters within the meaning of Section 15 of the Act, and except that the indemnities of the Underwriters shall also be for the benefit of the directors and trustees of the Offerors, such of its officers as shall have signed the Registration Statement and any person who controls either Offeror within the meaning of said Section 15. No purchaser of any of the Preferred Securities from any Underwriter shall be construed a successor by reason merely of such purchase.

          12.  Underwriters Not Agents of the Company.  Nothing herein contained
               --------------------------------------
     shall constitute the Underwriters, or any of them, agents or representatives of the Offerors or authorize them to act for or on behalf of the Offerors in any capacity.

          13.  Counterparts.  This Agreement may be executed in one or more
               ------------
     counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which, taken together, shall constitute but one and the same instrument.

          14.  Applicable Law.  This Agreement shall be governed by, and
               --------------
     construed in accordance with, the laws of the State of New York.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company, the Trust and the several Under-writers.

                                          Very truly yours,

                                          THE MONTANA POWER COMPANY


                                          By:______________________
                                             Name:
                                             Title:


                                          MONTANA POWER CAPITAL I


                                          By:______________________
                                             Name:
                                             Title:



     ACCEPTED as of the date
     first above written:




     GOLDMAN, SACHS & CO.
     DEAN WITTER REYNOLDS INC.
     LEHMAN BROTHERS INC.
     MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED
     Acting on behalf of themselves and as
     Representatives of the several Underwriters.




     By:________________________________
           GOLDMAN, SACHS & CO.

                                      SCHEDULE I
                                      ----------

                    Underwriting Agreement:
                    ----------------------

     Dated:

                    Securities:
                    ----------

     Designation:                  __% Cumulative Quarterly Income Preferred
                                   Securities, Series A

     Date of Maturity:

     Liquidation Preference Amount:  $25, per unit; $        total

     Number of Units:

     Distribution Rate per unit:

     Purchase Price per unit:

     Public Offering Price per unit:

     Underwriting Commission:

                    Registration Statement:
                    ----------------------

     Nos. 333-________ and 333-________

     Filed on:

                    MPSC Order:
                    ----------

     Effective on:

     Docket No.:

     Date of Issuance:

                    Purchase and Sale:
                    -----------------

     Underwriters:                        Units of Preferred Securities:

       Goldman, Sachs & Co.
       Dean Witter Reynolds Inc.
       Lehman Brothers Inc.
       Merrill, Lynch, Pierce, Fenner & Smith
                    Incorporated

         ______________________              __________________________
                                             Total
                    Closing:
                    -------
     Date: